SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

405 EAGLEVIEW BOULEVARD

EXTON, PENNSYLVANIA 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 25, 2004 announcing financial results for the fourth quarter and the year ended December 31, 2003.

Item 12 - Results of Operations and Financial Condition

On February 25, 2004, ViroPharma Incorporated issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: February 26, 2004	By:	/s/ Thomas F. Doyle
Thomas F. Doyle Vice President, General Counsel and Secretary

© 2004 VIROPHARMA INCORPORATED